UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2025

EQUINIX, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	001-40205 (Commission File Number)	77-0487526 (IRS Employer Identification No.)

One Lagoon Drive Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 598-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	EQIX	The Nasdaq Stock Market LLC
0.250% Senior Notes due 2027	N/A	The Nasdaq Stock Market LLC
1.000% Senior Notes due 2033	N/A	The Nasdaq Stock Market LLC
3.650% Senior Notes due 2033	N/A	The Nasdaq Stock Market LLC
3.250% Senior Notes due 2031	N/A	The Nasdaq Stock Market LLC
3.625% Senior Notes due 2034	N/A	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Issuance of 3.250% Senior Notes due 2029 and 4.000% Senior Notes due 2034

On May 19, 2025, Equinix Europe 2 Financing Corporation LLC (the “Issuer”), a Delaware limited liability company and an indirect, wholly-owned subsidiary of Equinix, Inc. (the “Guarantor” or “Equinix”), a Delaware corporation, issued and sold €750,000,000 aggregate principal amount of its 3.250% Senior Notes due 2029 (the “2029 Notes”) and €750,000,000 aggregate principal amount of its 4.000% Senior Notes due 2034 (the “2034 Notes” and, together with the 2029 Notes, the “Notes”), in each case, fully and unconditionally guaranteed by the Guarantor (the “Guarantees” and, together with the Notes, the “Securities”), pursuant to an underwriting agreement dated May 12, 2025 (the “Underwriting Agreement”) among the Issuer, the Guarantor and the several underwriters named in Schedule II thereto.

The Securities were issued pursuant to an indenture dated March 18, 2024 (the “Base Indenture”) by and among the Issuer, the Guarantor and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the Fifth Supplemental Indenture dated May 19, 2025 with respect to the 2029 Notes (the “2029 Indenture”) and the Sixth Supplemental Indenture dated May 19, 2025 with respect to the 2034 Notes (the “2034 Indenture” and, together with the 2029 Indenture, the “Supplemental Indentures”), in each case, by and among the Issuer, the Guarantor, U.S. Bank Europe DAC, U.K. Branch, as paying agent, and the Trustee. The Supplemental Indentures, together with the Base Indenture, are referred to as the “Indentures”.

The Securities were offered pursuant to a Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (No. 333-275203), which became effective upon filing with the Securities and Exchange Commission on March 18, 2024, including the prospectus contained therein dated March 18, 2024, a preliminary prospectus supplement dated May 12, 2025, and a final prospectus supplement dated May 12, 2025.

Equinix intends to allocate an amount equal to the net proceeds from the offering of the Notes to finance or refinance, in whole or in part, one or more eligible green projects. Pending full allocation of an amount equal to the net proceeds of the offering of the Notes, the net proceeds may be used in accordance with Equinix’s general treasury policy and be held in cash, cash equivalents and/or U.S. government securities or used to repay existing borrowings or upcoming maturities.

The 2029 Notes will bear interest at the rate of 3.250% per annum and will mature on May 19, 2029. Interest on the 2029 Notes is payable annually on May 19 of each year, beginning on May 19, 2026. The 2034 Notes will bear interest at the rate of 4.000% per annum and will mature on May 19, 2034. Interest on the 2034 Notes is payable annually on May 19 of each year, beginning on May 19, 2026.

The Issuer may redeem at its election, at any time or from time to time, some or all of the Notes of any series before they mature. The redemption price will equal the sum of (1) an amount equal to one hundred percent (100%) of the principal amount of the applicable series of Notes being redeemed plus accrued and unpaid interest up to, but not including, the redemption date (subject to the rights of holders of record on the relevant record date to receive interest due on the relevant interest payment date) and (2) a make-whole premium. Notwithstanding the foregoing, if the 2029 Notes are redeemed on or after April 19, 2029 (one month prior to the maturity date of the 2029 Notes) or the 2034 Notes are redeemed on or after February 19, 2034 (three months prior to the maturity of the 2034 Notes), the redemption price will not include a make-whole premium for the applicable series of Notes.

Upon a change of control triggering event, as defined in the Indentures, the Issuer will be required to make an offer to purchase the applicable series of Notes at a purchase price equal to 101% of the principal amount thereof on the date of purchase, plus accrued and unpaid interest, if any, to, but excluding, the date of purchase.

The Notes are fully and unconditionally guaranteed on an unsecured basis by the Guarantor. The Notes are the Issuer’s unsecured senior obligations and rank equally in right of payment to all of the Issuer’s existing and future unsecured and unsubordinated indebtedness and are structurally subordinated to all of the liabilities of the Issuer’s subsidiaries, if any. In addition, the Guarantor’s obligations under the Guarantee rank equally with all of its other unsecured and unsubordinated indebtedness and are effectively subordinated to all of the existing and future secured indebtedness of the Guarantor and structurally subordinated to all of the indebtedness and liabilities of other subsidiaries of the Guarantor.

The Indentures contain restrictive covenants relating to limitations on: (i) liens; (ii) certain asset sales and mergers and consolidations; and (iii) sale and leaseback transactions, subject, in each case, to certain exceptions.

The Indentures contain customary terms that upon certain events of default occurring and continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of the applicable series of Notes then outstanding may declare the principal of such Notes and any accrued and unpaid interest through the date of such declaration immediately due and payable. In the case of certain events of bankruptcy or insolvency relating to the Issuer, the Guarantor, or any of its Material Subsidiaries (as defined in the Supplemental Indentures), the principal amount of each series of Notes together with any accrued and unpaid interest through the occurrence of such event shall automatically become and be immediately due and payable.

The above descriptions of the Underwriting Agreement, Indentures and the Securities are qualified in their entirety by reference to the Underwriting Agreement, Base Indenture and the Supplemental Indentures. A copy of the Underwriting Agreement, Base Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, and the forms of the 2029 Notes and 2034 Notes are filed as Exhibits 1.1, 4.1, 4.2, 4.3, 4.4 and 4.5 to this Current Report on Form 8-K.

A copy of the opinion of Davis Polk & Wardwell LLP relating to the validity of the Notes is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1*	Underwriting Agreement, dated May 12, 2025 among Equinix Europe 2 Financing Corporation LLC, as issuer, Equinix, Inc., as guarantor and Banco Santander, S.A., BNP PARIBAS, J.P. Morgan Securities plc and The Toronto-Dominion Bank, as representatives of the several underwriters named in Schedule II thereto

4.1	Indenture, dated as of March 18, 2024, among Equinix Europe 2 Financing Corporation LLC, as issuer, Equinix, Inc., as guarantor, and U.S. Bank Trust Company, National Association, as trustee

4.2*	Fifth Supplemental Indenture, dated as of May 19, 2025, among Equinix Europe 2 Financing Corporation LLC, as issuer, Equinix, Inc., as guarantor, U.S. Bank Europe DAC, U.K. Branch, as paying agent, and U.S. Bank Trust Company, National Association, as registrar and trustee

4.3*	Form of 3.250% Senior Note due 2029 (included in Exhibit 4.2)

4.4*	Sixth Supplemental Indenture, dated as of May 19, 2025, among Equinix Europe 2 Financing Corporation LLC, as issuer, Equinix, Inc., as guarantor, U.S. Bank Europe DAC, U.K. Branch, as paying agent, and U.S. Bank Trust Company, National Association, as registrar and trustee

4.5*	Form of 4.000% Senior Note due 2034 (included in Exhibit 4.4)

5.1*	Opinion of Davis Polk & Wardwell LLP

23.1*	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

*  Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

By:	/s/ Keith D. Taylor
Name:	Keith D. Taylor
Title:	Chief Financial Officer

Date: May 19, 2025